UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 12, 2026
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 12, 2026, S. Denise Sumner informed Kontoor Brands, Inc. (the “Company”) that she will retire as Vice President and Chief Accounting Officer of the Company, effective as of August 28, 2026 (the “Retirement Date”). Until the Retirement Date, Ms. Sumner will continue to serve the Company on a full time basis in her current position and will receive from the Company her normal salary and other compensation and benefits otherwise due to her. Following the Retirement Date, Ms. Sumner has agreed to serve in an advisory role to the Company through January 1, 2027. In connection with Ms. Sumner’s retirement, Andrew Taylor will be appointed as Vice President and Chief Accounting Officer of the Company effective as of August 28, 2026.

Ms. Sumner served the Company, and its predecessor company, for nearly sixteen years. She has been a valued partner to the Company since the spin, with oversight for building the global accounting and reporting teams. The Company thanks Ms. Sumner for her service and wishes her well in retirement.

Mr. Taylor, 49, has served as Controller of Accounting and Reporting of the Company since August 2022. Prior to joining the Company, Mr. Taylor served in positions of increasing responsibility at PricewaterhouseCoopers LLP from 2002 until 2022. Mr. Taylor holds a Bachelor of Accounting, Mathematics and Statistics from the University of Strathclyde in Scotland. Mr. Taylor is a Chartered Accountant of the Institute of Chartered Accountants in England and Wales.

There are no arrangements or understandings between Mr. Taylor and any other person pursuant to which Mr. Taylor was selected as an officer, there are no family relationships between Mr. Taylor and any director or other officer of the Company, and there are no transactions in which the Company is a party and in which Mr. Taylor has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: June 15, 2026	By:	/s/ Thomas L. Doerr, Jr.
	Name:	Thomas L. Doerr, Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary